American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2013	2012

Cash and due from banks	$19,808	$20,435
Interest-bearing deposits in other banks	47,873	27,007

Securities available for sale, at fair value	346,124	335,246
Restricted stock, at cost	4,889	5,287
Loans held for sale	2,760	13,852

Loans	794,671	788,705
Less allowance for loan losses	(12,600)	(12,118)
Net Loans	782,071	776,587

Premises and equipment, net	23,674	24,543
Other real estate owned, net	3,422	6,193
Goodwill	39,043	39,043
Core deposit intangibles, net	3,159	4,660
Bank owned life insurance	14,746	14,289
Accrued interest receivable and other assets	19,943	16,545

Total assets	$1,307,512	$1,283,687

Liabilities
Demand deposits -- noninterest-bearing	$229,347	$217,275
Demand deposits -- interest-bearing	167,736	153,578
Money market deposits	185,270	166,111
Savings deposits	85,724	81,135
Time deposits	389,598	409,568
Total deposits	1,057,675	1,027,667

Short-term borrowings:
Customer repurchase agreements	39,478	49,942
Other short-term borrowings	-	-
Long-term borrowings	9,951	10,079
Trust preferred capital notes	27,419	27,317
Accrued interest payable and other liabilities	5,438	5,436
Total liabilities	1,139,961	1,120,441

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	-	-
Common stock, $1 par, 20,000,000 shares authorized,
7,890,697 shares outstanding at December 31, 2013 and
7,846,912 shares outstanding at December 31, 2012 and	7,891	7,847
Capital in excess of par value	58,050	57,211
Retained earnings	99,090	90,591
Accumulated other comprehensive income, net	2,520	7,597
Total shareholders' equity	167,551	163,246

Total liabilities and shareholders' equity	$1,307,512	$1,283,687

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2013	2012	2013	2012
Interest and Dividend Income:
Interest and fees on loans	$10,964	$11,965	$44,817	$49,189
Interest and dividends on securities:
Taxable	956	914	3,530	4,044
Tax-exempt	1,060	1,062	4,213	4,280
Dividends	69	58	245	213
Other interest income	45	33	151	80
Total interest and dividend income	13,094	14,032	52,956	57,806

Interest Expense:
Interest on deposits	1,317	1,552	5,460	6,843
Interest on short-term borrowings	2	23	40	150
Interest on long-term borrowings	83	83	329	335
Interest on trust preferred capital notes	187	197	754	813
Total interest expense	1,589	1,855	6,583	8,141

Net Interest Income	11,505	12,177	46,373	49,665
Provision for loan losses	-	334	294	2,133

Net Interest Income After Provision
for Loan Losses	11,505	11,843	46,079	47,532

Noninterest Income:
Trust fees	1,080	929	3,689	3,703
Service charges on deposit accounts	460	442	1,750	1,757
Other fees and commissions	471	445	1,864	1,768
Mortgage banking income	295	569	2,008	2,234
Securities gains (losses), net	(11)	(2)	192	158
Other	309	303	1,324	1,790
Total noninterest income	2,604	2,686	10,827	11,410

Noninterest Expense:
Salaries	3,507	3,932	14,059	15,785
Employee benefits	1,226	947	3,848	3,604
Occupancy and equipment	893	1,009	3,614	3,951
FDIC assessment	162	162	647	692
Bank franchise tax	186	152	745	690
Core deposit intangible amortization	330	421	1,501	1,935
Foreclosed real estate, net	842	98	1,523	528
Other	2,758	2,282	9,168	9,458
Total noninterest expense	9,904	9,003	35,105	36,643

Income Before Income Taxes	4,205	5,526	21,801	22,299
Income Taxes	1,062	1,608	6,054	6,293
Net Income	$3,143	$3,918	$15,747	$16,006

Net Income Per Common Share:
Basic	$0.40	$0.50	$2.00	$2.04
Diluted	$0.40	$0.50	$2.00	$2.04
Average Common Shares Outstanding:
Basic	7,887,811	7,844,545	7,872,870	7,834,351
Diluted	7,901,198	7,854,083	7,884,561	7,845,652

Net Interest Income Analysis
For the Three Months Ended December 31, 2013 and 2012
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2013	2012	2013	2012	2013	2012
Loans:
Commercial	$118,431	$122,697	$1,376	$1,506	4.61%	4.87%
Real estate	670,720	671,180	9,498	10,368	5.66	6.18
Consumer	5,525	6,269	87	120	6.25	7.59
Total loans	794,676	800,146	10,961	11,994	5.51	5.99

Securities:
Federal agencies	66,613	35,728	164	110	0.98	1.23
Mortgage-backed & CMO's	70,821	85,623	402	419	2.27	1.96
State and municipal	196,643	187,545	1,946	1,945	3.96	4.15
Other	16,897	11,822	124	103	2.94	3.49
Total securities	350,974	320,718	2,636	2,577	3.00	3.21

Deposits in other banks	60,408	46,342	45	33	0.30	0.28

Total interest-earning assets	1,206,058	1,167,206	13,642	14,604	4.52	5.00

Non-earning assets	116,184	129,503

Total assets	$1,322,242	$1,296,709

Deposits:
Demand	$163,809	$145,539	26	36	0.06	0.10
Money market	186,391	169,647	84	107	0.18	0.25
Savings	85,061	79,492	17	23	0.08	0.11
Time	394,492	426,608	1,190	1,386	1.20	1.29
Total deposits	829,753	821,286	1,317	1,552	0.63	0.75

Customer repurchase agreements	47,220	45,510	2	23	0.02	0.20
Long-term borrowings	37,380	37,406	270	280	2.89	2.99
Total interest-bearing
liabilities	914,355	904,204	1,589	1,855	0.69	0.81

Noninterest bearing
demand deposits	234,167	221,906
Other liabilities	6,175	7,215
Shareholders' equity	167,545	163,384
Total liabilities and
shareholders' equity	$1,322,242	$1,296,709

Interest rate spread					3.83%	4.19%
Net interest margin					4.00%	4.37%

Net interest income (taxable equivalent basis)			12,053	12,749
Less: Taxable equivalent adjustment			548	572
Net interest income			$11,505	$12,177

Net Interest Income Analysis
For the Years Ended December 31, 2013 and 2012
(in thousands, except yields and rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2013	2012	2013	2012	2013	2012
Loans:
Commercial	$125,283	$128,031	$6,082	$6,642	4.85%	5.19%
Real estate	663,224	677,314	38,425	42,088	5.79	6.21
Consumer	5,847	8,359	403	605	6.89	7.24
Total loans	794,354	813,704	44,910	49,335	5.65	6.06

Securities:
Federal agencies	55,435	36,066	532	545	0.96	1.51
Mortgage-backed & CMO's	74,909	94,183	1,442	1,906	1.93	2.02
State and municipal	193,254	182,939	7,750	7,829	4.01	4.28
Other	15,007	11,654	430	435	2.87	3.73
Total securities	338,605	324,842	10,154	10,715	3.00	3.30

Deposits in other banks	53,857	32,080	151	80	0.28	0.25

Total interest-earning assets	1,186,816	1,170,626	55,215	60,130	4.65	5.14

Non-earning assets	120,338	132,455

Total assets	$1,307,154	$1,303,081

Deposits:
Demand	$161,602	$142,296	111	190	0.07	0.13
Money market	178,235	174,027	338	521	0.19	0.30
Savings	84,162	78,358	71	111	0.08	0.14
Time	405,213	443,549	4,940	6,021	1.22	1.36
Total deposits	829,212	838,230	5,460	6,843	0.66	0.82

Customer repurchase agreements	47,816	46,939	40	148	0.08	0.32
Other short-term borrowings	1	496	0	2	0.40	0.42
Long-term borrowings	37,437	37,415	1,083	1,148	2.89	3.07
Total interest-bearing
liabilities	914,466	923,080	6,583	8,141	0.72	0.88

Noninterest bearing
demand deposits	220,980	213,129
Other liabilities	6,370	8,025
Shareholders' equity	165,338	158,847
Total liabilities and
shareholders' equity	$1,307,154	$1,303,081

Interest rate spread					3.93%	4.26%
Net interest margin					4.10%	4.44%

Net interest income (taxable equivalent basis)			48,632	51,989
Less: Taxable equivalent adjustment			2,259	2,324
Net interest income			$46,373	$49,665

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2013	2013	2012	2013	2012
EARNINGS
Interest income	$13,094	$13,106	$14,032	$52,956	$57,806
Interest expense	1,589	1,613	1,855	6,583	8,141
Net interest income	11,505	11,493	12,177	46,373	49,665
Provision for loan losses	-	-	334	294	2,133
Noninterest income	2,604	2,767	2,686	10,827	11,410
Noninterest expense	9,904	8,455	9,003	35,105	36,643
Income taxes	1,062	1,562	1,608	6,054	6,293
Net income	3,143	4,243	3,918	15,747	16,006

PER COMMON SHARE
Earnings per share - basic	$0.40	$0.54	$0.50	$2.00	$2.04
Earnings per share - diluted	0.40	0.54	0.50	2.00	2.04
Cash dividends paid	0.23	0.23	0.23	0.92	0.92
Book value per share	21.23	21.03	20.80	21.23	20.80
Book value per share - tangible (a)	15.89	15.63	15.23	15.89	15.23
Closing market price	26.25	23.20	20.19	26.25	20.19

FINANCIAL RATIOS
Return on average assets	0.95%	1.30%	1.21%	1.20%	1.23%
Return on average equity	7.50	10.40	9.59	9.52	10.08
Return on average tangible equity (b)	10.86	14.90	14.12	13.75	15.25
Average equity to average assets	12.67	12.48	12.60	12.65	12.19
Tangible equity to tangible assets (a)	9.91	9.62	9.64	9.91	9.64
Net interest margin, taxable equivalent	4.00	4.06	4.37	4.10	4.44
Efficiency ratio	72.76	57.43	58.36	57.57	58.23
Effective tax rate	22.77	26.91	29.10	28.22	28.22

PERIOD-END BALANCES
Securities	$351,013	$352,502	$340,533	$351,013	$340,533
Loans held for sale	2,760	3,919	13,852	2,760	13,852
Loans, net of unearned income	794,671	798,996	788,705	794,671	788,705
Goodwill and other intangibles	42,202	42,532	43,703	42,202	43,703
Assets	1,307,512	1,324,185	1,283,687	1,307,512	1,283,687
Assets - tangible (a)	1,265,310	1,281,653	1,239,984	1,265,310	1,239,984
Deposits	1,057,675	1,071,083	1,027,667	1,057,675	1,027,667
Customer repurchase agreements	39,478	44,026	49,942	39,478	49,942
Long-term borrowings	37,370	37,377	37,396	37,370	37,396
Shareholders' equity	167,551	165,826	163,246	167,551	163,246
Shareholders' equity - tangible (a)	125,349	123,294	119,543	125,349	119,543

AVERAGE BALANCES
Securities	$350,974	$339,582	$320,718	$338,605	$324,842
Loans held for sale	1,669	5,109	10,535	4,948	7,533
Loans, net of unearned income	793,007	790,846	789,611	789,406	806,171
Interest-earning assets	1,206,058	1,189,844	1,167,206	1,186,816	1,170,626
Goodwill and other intangibles	42,404	42,731	43,970	42,949	44,762
Assets	1,322,242	1,307,347	1,296,709	1,307,154	1,303,081
Assets - tangible (a)	1,279,838	1,264,616	1,252,739	1,264,205	1,258,319
Interest-bearing deposits	829,753	834,305	821,286	829,212	838,230
Deposits	1,063,920	1,053,124	1,043,192	1,050,192	1,051,359
Customer repurchase agreements	47,220	46,712	45,510	37,437	46,939
Other short-term borrowings	-	-	2	1	496
Long-term borrowings	37,380	37,388	37,406	37,437	37,415
Shareholders' equity	167,545	163,130	163,384	165,338	158,847
Shareholders' equity - tangible (a)	125,141	120,399	119,414	122,389	114,085

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD		YTD
	2013	2013	2012	2013		2012
CAPITAL
Average shares outstanding - basic	7,887,811	7,877,901	7,844,545	7,872,870		7,834,351
Average shares outstanding - diluted	7,901,198	7,892,015	7,854,083	7,884,561		7,845,652

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,684	$12,676	$11,998	$12,118		$10,529
Provision for loan losses	0	-	334	294		2,133
Charge-offs	(208)	(162)	(404)	(837)		(2,086)
Recoveries	124	170	190	1,025		1,542
Ending balance	$12,600	$12,684	$12,118	$12,600		$12,118

LOANS
Construction and land development	$41,822	$43,386	$48,812	$41,822		$48,812
Commercial real estate	364,616	361,968	355,433	364,616		355,433
Residential real estate	171,917	173,695	161,033	171,917		161,033
Home equity	87,797	89,154	91,313	87,797		91,313
Commercial and industrial	122,553	124,504	126,192	122,553		126,192
Consumer	5,966	6,289	5,922	5,966		5,922
Total	$794,671	$798,996	$788,705	$794,671		$788,705

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$-	$-	$-	$-		$-
Nonaccrual	5,071	4,647	5,316	5,071		5,316
Foreclosed real estate	3,422	4,215	6,193	3,422		6,193
Nonperforming assets	$8,493	$8,862	$11,509	$8,493		$11,509

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.59	1.59	1.54	1.59		1.54
Allowance for loan losses to
nonperforming loans	248.47	272.95	227.95	248.47		227.95
Nonperforming assets to total assets	0.65	0.67	0.90	0.65		0.90
Nonperforming loans to total loans	0.64	0.58	0.67	0.64		0.67
Annualized net charge-offs (recoveries)
to average loans	0.04%	0.00%	0.11%	(0.02	) %	0.07%

OTHER DATA
Fiduciary assets at period-end (c)	$442,583	$430,853	$386,210	$442,583		$386,210
Retail brokerage assets at period-end (c)	$185,810	$175,856	$155,079	$186		$155,079
Number full-time equivalent employees (d)	290	290	307	290		307
Number of full service offices	25	25	25	25		25
Number of loan production offices	2	2	2	2		2
Number of ATM's	31	31	31	31		31

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
 (e) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excludin(a) gains or losses on securities and (b)
          gains or losses on sale of premises and equipment.